SUPPLEMENT DATED MARCH 28, 2011 TO THE PROSPECTUS OF:

Active Assets Institutional Government Securities Trust, dated October 29, 2010
Active Assets Institutional Money Trust, dated October 29, 2010
(collectively, the "Funds")

The Funds will be offered within both the Morgan Stanley and Smith Barney channels of Morgan Stanley Smith Barney LLC. As a result, the following changes to the Funds' Prospectus are being made.

The sentence at the bottom of the front cover page of the Funds' Prospectus is hereby deleted and replaced with the following:

Two separate money market funds offered to investors who have certain brokerage accounts with Morgan Stanley Smith Barney LLC

The first sentence of the first paragraph of the section of the Funds' Prospectus entitled "Eligible Investors/Overview" is hereby deleted and replaced with the following:

Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund," and together, the "Funds") are two separate money market funds offered to investors who have certain brokerage accounts (the "Accounts") with Morgan Stanley Smith Barney LLC ("Morgan Stanley Smith Barney").

The third sentence of the third paragraph of the section of the Funds' Prospectus entitled "Eligible Investors" is hereby deleted and replaced with the following:

The Investment Adviser, in its sole discretion, may waive these requirements in certain circumstances, including, but not limited to, shares of a Fund purchased through a financial intermediary or when the Investment Adviser anticipates the combined value of a client's investments will meet or exceed the minimum.

The first sentence of the section of the Funds' Prospectus entitled "Shareholder Information—How Are Fund Shares Sold?—Insufficient Investment Amounts" is hereby deleted and replaced with the following:

Subject to the Investment Adviser waiving the minimum maintenance requirement, if your investment in a Fund falls below the Fund's minimum maintenance requirement, your Fund shares will be sold and the proceeds will be reinvested as follows:

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AVISPT 3/11

SUPPLEMENT DATED MARCH 28, 2011 TO THE STATEMENT OF ADDITIONAL INFORMATION OF:

Active Assets Institutional Government Securities Trust, dated October 29, 2010
Active Assets Institutional Money Trust, dated October 29, 2010
(collectively, the "Funds")

The second paragraph of the section of the Funds' Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Revenue Sharing" is hereby deleted and replaced with the following:

With respect to Morgan Stanley Smith Barney, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On Fund shares held directly in traditional brokerage accounts with Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares; and

(2)  On Fund shares held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

If the Investment Adviser waives all or a portion of a Fund's advisory fee, these payments will be reduced proportionately.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.